Exhibit 3.1

ARTICLES OF INCORPORATION

OF

HARMON GLASS CO., INC.

We, the undersigned, of full age, for the purpose of forming a corporation under and pursuant to the provisions of Chapter 300 of the Laws of Minnesota, 1933, known as the Minnesota Business Corporation Act, and laws amendatory thereof and supplementary thereto, do hereby associate ourselves as a body corporate and adopt the following Articles of Incorporation:

ARTICLE I.

The name of this corporation shall be HARMON GLASS CO., INC.

ARTICLE II.

The purposes for which this corporation is formed are as follows:

To engage in and conduct a general business dealing in glass, and glass and other products including the handling, processing, distributing, manufacturing, cutting, selling, retailing, and wholesaling of all such products; to purchase, pledge or lease any or all of its own stock; to issue bonds and execute mortgages; to buy, sell, lease, and exchange property; to acquire, hold, mortgage, pledge or dispose of the shares, bonds, stocks, securities and other evidences of indebtedness of any domestic or foreign corporation; and to do any act or deed necessary or incidental to its business.

ARTICLE III.

The duration of the corporation shall be perpetual.

ARTICLE IV.

The location and post office address of its registered office in this State is 1112 Harmon Place, Minneapolis, Minnesota.

ARTICLE V.

The amount of stated capital with which this corporation will begin business is One Thousand Dollars ($1,000).

ARTICLE VI.

The names and post office addresses of the incorporators of this corporation are:

NAME	POST OFFICE ADDRESS
Al Westra	476 Brimhall Street, St. Paul, Minnesota.
Harold Burrows	24 So. 13th Street, Minneapolis, Minnesota.
Walter Carlson	2556 Aldrich Avenue So., Minneapolis, Minnesota.

ARTICLE VII.

The government of this corporation and the management of its affairs shall be vested in a Board of Directors consisting of not less than two and not more than five members, who shall be elected at the annual meeting of the stockholders, which annual meeting shall be held on the first Tuesday in May of each year, at ten o’clock A.M. Such directors shall hold office for one year, and until their successors are elected and qualified.

ARTICLE VIII.

The names and post office addresses of the first directors of the corporation are:

NAME	POST OFFICE ADDRESS
Al Westra	476 Brimhall Street, St. Paul, Minnesota.
Harold Burrows	24 So. 13th Street, Minneapolis, Minnesota.
Walter Carlson	2556 Aldrich Avenue So., Minneapolis, Minnesota.

ARTICLE IX.

The officers of the corporation shall be President, Vice President, Secretary, and Treasurer. Any two of such offices may be held by one person, except that of President and Vice President. All of such officers shall be elected by the Board of Directors for the ensuing year at the annual meeting of such board following the annual meeting of the stockholders, which meeting shall be held on the same day and such officers shall hold office for one year and until their successors are elected and qualified.

ARTICLE X.

The following persons shall be officers of the corporation until their successors are elected by the Board of Directors:

Al Westra	President
Harold Burrows	Vice President
Walter Carlson	Secretary and Treasurer

ARTICLE XI.

The total authorized number of shares of par value is Two Hundred and Fifty (250), and the par value of each share is One Hundred Dollars ($100), there being no shares without par value authorized.

ARTICLE XII.

The description of the classes of shares, the number of shares in each class, and the relative rights, voting power, preferences and restrictions are as follows: The amount of the capital stock of this corporation shall be Twenty-five Thousand Dollars ($25,000) consisting of Two Hundred and Fifty (250) shares of the par value of One Hundred Dollars ($100) per share, all of which shall be common stock and shall be paid in money or property, or both, as the Board of Directors shall determine. Each share of stock shall be, in all respects, equal to every other share, and each shareholder of record shall be entitled to one (1) vote for each share standing in his name on the books of the corporation at all shareholders’ meetings.

IN WITNESS WHEREOF, We have hereunto set our hands and seals this 29th day of June, 1949.

/s/ Al Westra

IN THE PRESENCE OF:

/s/ Lester J. Elliott	/s/ Harold Burrows

/s/ Wm W. Cohoon	/s/ Walter Carlson

STATE OF MINNESOTA
ss.
COUNTY OF HENNEPIN

On this 29 day of June, 1949, before me, a Notary Public, within and for said County, personally appeared Al Westra, Harold Burrows, and Walter Carlson, to me known to be the persons named in and who executed the foregoing Articles of Incorporation, and each acknowledged this to be of his free act and deed, and for the uses and purposes therein expressed.

/s/ Leona Peterson

Notary Public, Hennepin County, Minnesota My Commission expires 2-4-53.

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

HARMON GLASS CO., INC.

We, the undersigned, Harold L. Burrows and Emma I. Burrows, respectively the President and the Secretary of HARMON GLASS CO., INC., a corporation subject to the provisions of Chapter 301, Minnesota Statutes, 1953, known as the Minnesota Business Corporation Act, do hereby certify that at a special meeting of the shareholders of said corporation, notice of such meeting, proposal to amend and nature of such proposal having been mailed to each shareholder entitled to vote thereon at least ten days prior to such meeting, held at 1315 Harmon Place, in the city of Minneapolis, County of Hennepin as designated in such notice, on the 11th day of 1955, resolutions as hereinafter set forth were adopted by an unanimous vote of said shareholders represented in person or by proxy:

RESOLVED that Articles IV, XI and XII of the articles of incorporation of HARMON GLASS CO., INC. be, and the same hereby are amended to read as follows:

ARTICLE IV

The location and post office address of the registered office in this State is 1315 Harmon Place, Minneapolis 3, Minnesota.

ARTICLE IX

The total authorized number of shares of par value is five thousand (5000) shares of Common Stock having a par value of Ten Dollars ($10) per share, and two hundred and fifty (250) shares of Preferred Stock having a par value of One Hundred Dollars ($100) per hare, there being no shares without par value.

ARTICLE XII

The capital of this corporation shall consist of five thousand (5,000) shares of Common stock and two hundred fifty (250) shares of Preferred stock. The Common stock shall have a par value of Ten Dollars ($10) per share, each share of Common stock shall be, in all respects, equal to every other share of Common stock, and each shareholder of Common stock shall be entitled to one (1) vote for each share of Common stock standing in his name on the books of the corporation at all shareholders’ meetings. The Preferred stock shall have a par value of One Hundred Dollars ($100) per share, and each share of Preferred stock shall be, in all respects, equal to every other share of Preferred stock. The holders of the Preferred stock shall be entitled to receive, when and as declared by the board of directors from the surplus or net profits of the corporation, a yearly dividend at the rate of six per cent (6%) per annum payable semi-annually and at such times as the board of directors may determine before any dividends shall be set apart or paid on the Common stock; in event said dividend is not paid on the preferred stock as hereinbefore provided, said dividend shall accumulate and shall be paid in full before any dividends shall be set apart or paid on the Common stock. In addition to said dividend, the Preferred stock shall participate equally, share for share, with any dividends set apart or paid on the Common stock. The Preferred stock shall be subject to redemption in whole or in part at One Hundred and Ten Dollars ($110) per share, plus accumulated dividends, at such times and in such manner as the board of directors shall determine. In the event of any liquidation or dissolution (either voluntarily or involuntarily) of the corporation, the holders of the Preferred stock shall be entitled to be paid in full One Hundred Dollars ($100) per share plus accumulated dividends before any amount shall be paid to the holders of Common stock, and the remaining assets shall be distributed among the holders of Common stock exclusively in proportion to their holdings. Except as otherwise provided by law, the holders of Preferred stock shall not by reason of their holdings thereof be entitled to vote, the voting power being vested exclusively in the holders of Common stock.

RESOLVED FURTHER that the President and the Secretary of this corporation be and they hereby are, authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation, embracing the foregoing resolutions, and to cause such certificate to be filed for record in the manner required by law.

IN WITNESS WHEREOF, we have subscribed our names and caused the corporate seal of said corporation to be hereto affixed this 14th day of March, 1955.

/s/ Harold L. Burrows

Harold L. Burrows, President

In presence of:

/s/ Russell H. Baumgardner	/s/ Emma I. Burrows

Emma I. Burrows, Secretary

/s/ Jeanne L. Hill

CORPORATE SEAL

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

Harold L. Burrows and Emma I. Burrows being first duly sworn, on oath depose and say that they are respectively the president and the secretary of HARMON GLASS CO., INC., the corporation named in the foregoing certificate; that said certificate contains a true statement of the actions of the shareholders and board of directors of said corporation, duly held as aforesaid; that the seal attached is the corporate seal of said corporation; that said certificate is executed on behalf of said corporation, by its express authority; and they further acknowledge the same to be their free act and deed and the free act and deed of said corporation.

/s/ Harold L. Burrows

/s/ Emma I. Burrows

Subscribed and sworn to before me this 14th day of March, 1955.

/s/ Alice E. Anderson

Notary Public, Ramsey County, Minn. My commission expires: Jan 6, 1959

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

HARMON GLASS CO., INC.

We, the undersigned, Russell H. Baumgardner and Emma I. Burrows, respectively the President and the Secretary of HARMON GLASS CO., INC., a Corporation subject to the provisions of Chapter 301, Minnesota Statutes, 1953, known as the Minnesota Business Corporation Act, do hereby certify that at a special meeting of the shareholders of said Corporation, notice of such meeting, proposal to amend and nature of such proposal having been mailed to each shareholder entitled to vote thereon at least 10 days prior to said meeting, held at 1315 Harmon Place, in the City of Minneapolis, County of Hennepin as described in such notice, on the 15th day of January, 1958, resolutions as hereinafter set forth were adopted by an unanimous vote of said shareholders represented in person or by proxy:

RESOLVED, that Article XI and XII of the Articles of Incorporation of HARMON GLASS CO., INC. be and the same hereby are amended to read as follows:

ARTICLE XI

The total authorized number of shares of par value is One Hundred Thousand (100,000) shares of Common Stock having a par value of One Dollar ($1.00) per share, and Five Thousand (5,000) shares of Preferred Stock having a par value of Ten Dollars ($10.00) per share, there being no shares without par value.

ARTICLE XII

The Capital of this Corporation shall consist of One Hundred Thousand (100,000) shares of Common Stock and Five Thousand (5,000) shares of Preferred Stock. The Common Stock shall have a par value of One Dollar ($1.00) per share; each share of Common Stock shall be, in all respects, equal to any other share of Common Stock, and each shareholder of Common Stock shall be entitled to One (1) vote for each share of Common Stock standing in his name on the books of the Corporation at all shareholders meetings.

The Preferred Stock shall have a par value of Ten Dollars ($10.00) per share; and each share of Preferred Stock shall be, in all respects, equal to any other share of Preferred Stock.

The holders of Preferred Stock shall be entitled to receive annual dividends of Six Percent (6%) upon the par value thereof, such dividends to be paid semiannually during the month of March and September, as fixed by the Board of Directors; which dividend shall be cumulative and no dividend shall be paid on the Common Stock while any dividends are unpaid on the Preferred Stock. In addition to said dividend, the Preferred

Stock shall participate equally, share for share, with any dividend set apart or paid on the Common Stock.

In event of any liquidation or dissolution (either voluntary or involuntary) of the Corporation, the holders of the Preferred Stock shall be entitled to be paid in full Ten Dollars ($10.00) per share plus accumulated dividends, before any amount shall be paid to the holders of the Common Stock, and remaining assets shall be distributed among the holders of Common Stock exclusively in proportion to their holdings.

The Preferred Stockholders shall have no vote in the affairs of the Corporation; provided, however, that in the event that dividends payable on the Preferred Stock shall be in default in the amount equivalent to three annual dividends on any shares thereof then outstanding, and until all the dividends in default shall have been paid, the holders of the shares of Preferred Stock, voting separately as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining directors.

The Board of Directors of said Corporation may, at any time after one year from the issuance thereof, call and redeem all or any part of the Preferred Stock, by giving Six (6) months notice of intention so to do to the holders thereof. Such notice shall be given by personal service, or by mail addressed to the stockholders at the addresses appearing in the stock book. The amount payable in redemption of such shares to the holders thereof shall be the par value thereof together with all dividends earned or accrued thereon, and in addition a premium of Ten Percent (10%) upon the par value thereof. No dividends shall accrue or become payable upon any Preferred Stock as to which notice of intention to call and redeem has been given, subsequent to the day specified for redemption in such notice. In the event the Board of Directors shall vote to redeem less than all of the outstanding shares of Preferred Stock, the shares to be redeemed shall be determined by lot, in the manner determined by the Board of Directors.

The Preferred Stockholders shall have the option to exchange the Preferred Stock for Common Stock at a ratio of One (1) share of Preferred Stock for Three (3) shares of Common Stock at any time prior to July 1, 1960. Thereafter, the Preferred Stockholders shall have the option at any time to exchange the Preferred Stock for Common Stock at a ratio of One (1) share of Preferred Stock for Two and One-Half (2-1/2) shares of Common Stock.

FURTHER RESOLED, that the President and the Secretary of this Corporation be and they hereby are, authorized and directed to make, execute and acknowledge a certificate under the Corporate Seal of this Corporation, embracing the foregoing resolutions, and cause such certificate to be filed for record in the manner required by law.

IN WITNESS WHEREOF, we have subscribed our names and cause the Corporate Seal of said Corporation to be affixed this 17th day of January, 1958.

IN THE PRESENCE OF:

/s/ Russell H. Baumgardner

Russell H. Baumgardner, President

/s/ Mrs. Clem Hillund

/s/ Emma I. Burrows

Emma I. Burrows, Secretary

/s/ John D. Eichler

CORPORATE SEAL

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

Russell H. Baumgardner and Emma I. Burrows being first duly sworn, on oath depose and say: that they are respectively the President and the Secretary of HARMON GLASS CO., INC., the Corporation named in the foregoing certificate; that said certificate contains a true statement of the actions of the shareholders and Board of Directors of said Corporation, duly held as aforesaid; that the seal attached is a Corporate Seal of said Corporation; that said certificate is executed on behalf of said Corporation, by its express authority; and they further acknowledge the same to be their free act and deed and the free act and deed of said Corporation.

/s/ Russell H. Baumgardner

Russell H. Baumgardner

/s/ Emma I. Burrows

Emma I. Burrows

Subscribed and sworn to before me this 17 day of January, 1958.

/s/ Jeanne Lorraine Hill

Notary Public, Hennepin County, Minnesota My commission expires: May 18, 1962

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

HARMON GLASS CO., INC.

We, the undersigned, Russell H. Baumgardner and Emma I. Burrows, respectively the President and the Secretary of HARMON GLASS CO., INC., A Corporation subject to the provisions of Chapter 301, Minnesota Statutes, 1953, as amended, known as the Minnesota Business Corporation Act, do hereby certify that a special meeting of the shareholders of said Corporation, notice of such meeting, proposal to amend and nature of such proposal having been mailed to each shareholder entitled to vote thereon at least 10 days prior to said meeting, held at 1410 Harmon Place, in the City of Minneapolis, County of Hennepin as described in such notice, on the 16th day of June, 1959, resolutions as hereinafter set forth were adopted by an unanimous vote of said shareholders present in person or by proxy:

RESOLVED, that Article IV, Article VII, Article IX, Article XI, and Article XII of the Articles of Incorporation of HARMON GLASS CO., INC. be and the same hereby are amended to read as follows:

ARTICLE IV

The location and post office address of its registered office in this State is 1410 Harmon Place, Minneapolis 3, Minnesota.

ARTICLE VII

The government of this Corporation and the management of its affairs shall be vested in the Board of Directors consisting of not less than Three (3) and not more than Seven (7) members, who shall be elected at the annual meeting of the shareholders. The annual meeting shall be held on the second Tuesday in September of each year at 10:00 o’clock A.M. The date of the annual meeting may be changed by the affirmative vote of the majority of the stockholders at any annual meeting or any special meeting called for that purpose. Directors shall hold office for one year, and until their successors are elected and qualified.

ARTICLE IX

The officers of the Corporation shall be a President, Executive Vice President, Vice President, Secretary, and Treasurer. Additional officers may be created by the Board of Directors subject to ratification by the stockholders. Any two such offices may be held by one person except that of President, Executive Vice President, and Vice President. All such officers shall be elected by the Board of Directors for the ensuing year at the annual meeting of such Board following the annual meeting of the stockholders, which meeting shall be held on the same day and such officers shall hold office for one year, and until their successors are elected and qualified.

ARTICLE XI

The total number of shares of par value is Two Hundred Thousand (200,000) shares of Common Stock having a par value of One Dollar ($1.00) per share, and Five Thousand (5,000) shares of Preferred Stock having a par value of Ten Dollars ($10.00) per share, there being no shares without par value.

ARTICLE XII

The Capital of this Corporation shall consist of Two Hundred Thousand (200,000) shares of Common Stock and Five Thousand (5,000) shares of Preferred Stock. The Common Stock shall have a par value of One Dollar ($1.00) per share; each share of Common Stock shall be, in all respects, equal to any other share of Common Stock, and each shareholder of Common Stock shall be entitled to One (1) vote for each share of Common Stock standing in his name on the books of the Corporation at all shareholders meetings.

The Preferred Stock shall have a par value of Ten Dollars ($10.00) per share; and each share of Preferred stock shall be, in all respects, equal to any other share of Preferred Stock.

The holders of Preferred Stock shall have a par value of Ten Dollars ($10.00) per share; and each share of Preferred Stock shall be, in all respects, equal to any other share of Preferred Stock.

The holders of Preferred Stock shall be entitled to receive annual dividends of Six Percent (6%) upon the par value thereof, such dividends to be paid semiannually during the month of March and September, as fixed by the Board of Directors, which dividend shall be cumulative and no dividend shall be paid on the Common Stock while any dividends are unpaid on the Preferred Stock. In addition to said dividend, the Preferred Stock shall participate equally, share for share, with any dividends set apart or paid on the Common Stock.

In the event of any liquidation or dissolution (either voluntary or involuntarily) of the Corporation, the holders of the Preferred Stock shall be entitled to be paid in full Ten Dollars ($10.00) per share plus accumulated dividends before any amount shall be paid to the holders of Common Stock, and remaining assets shall be distributed among the holders of Common Stock exclusively in proportion to their holdings.

The Preferred Stockholders shall have no vote in the affairs of the Corporation; provided however, that in the event that dividends payable on the Preferred Stock shall be in default in the amount equivalent to three annual dividends on any shares thereof then outstanding, and until all the dividends in default shall have been paid, the holders of the shares of Preferred Stock voting separately as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining directors.

The Board of Directors of said Corporation may, at any time after one year from the issuance thereof, call and redeem all or any part of the Preferred Stock, by giving Six (6) months notice of intention to do so to the holders thereof. Such notice shall be given by personal service, or by mail addressed to the stockholders at their addresses appearing in the stock book. The amount payable in redemption of such shares to the holders thereof shall be the par value thereof together with all dividends earned or accrued thereon, and in addition a premium of Ten Percent (10%) upon the par value thereof. No dividends shall accrue or become payable upon any Preferred Stock as to which notice of intention to call and redeem has been given, subsequent to the day specified for redemption in such notice. In the event the Board of Directors shall vote to redeem less than all of the outstanding shares of Preferred Stock, the shares to be redeemed shall be determined by lot, in the manner determined by the Board of Directors.

The Preferred Stockholders shall have the option to exchange the Preferred Stock for Common Stock at a ratio of One (1) share of Preferred Stock for Three (3) shares of Common Stock at any time prior to July 1, 1960. Thereafter, the Preferred Stockholders shall have the option at any time to exchange the Preferred Stock for Common Stock at a ratio of One (1) share of Preferred Stock for Two and One-half (2-1/2) shares of Common Stock.

FURTHER RESOLVED, that the President and the Secretary of this Corporation be and they hereby are, authorized and directed to make, execute and acknowledge a certificate under the Corporate Seal of this Corporation, embracing the foregoing resolutions, and causing such certificate to be filed for record in the manner required by law.

IN WITNESS WHEREOF, we have subscribed our names and cause the Corporate Seal of said Corporation to be hereto affixed this 22nd day of June, 1959.

/s/ Russell H. Baumgardner

IN THE PRESENCE OF:	Russell H. Baumgardner, President

/s/ Judith Olson

/s/ Emma I. Burrows

Emma I. Burrows, Secretary

/s/ V.G. Benning

CORPORATE SEAL

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

Russell H. Baumgardner and Emma I. Burrows being first duly sworn, on oath depose and say: that they are respectively the President and the Secretary of HARMON GLASS CO., INC., the Corporation named in the foregoing certificate; that said certificate contains a true statement of the actions of the shareholders of said Corporation, duty held as aforesaid; that the seal attached is a Corporate Seal of said Corporation; that said certificate is executed on behalf of said Corporation, by its expressed authority; and they further acknowledge the same to be their free act and deed and the free act and deed of said Corporation.

/s/ Russell H. Baumgardner

Russell H. Baumgardner

/s/ Emma I. Burrows

Emma I. Burrows

Subscribed to and sworn to before me this 22nd day of June, 1959.

/s/ Jeanne Lorraine Hill

Notary Public, Hennepin County, Minnesota My commission expires: May 18, 1962

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

HARMON GLASS CO., INC.

We, the undersigned, John D. Eichler and Donald W. Goldfus, respectively, the President and the Secretary of Harmon Glass Co., Inc. a corporation subject to the provisions of Chapter 300, Laws of Minnesota, 1933, known as the Minnesota Business Corporation Acts, and laws amendatory thereof and supplementary thereto, do certify that at the Annual Meeting of the Shareholders of said Corporation in the City of Minneapolis, Minnesota, on the 10th day of May, 1966, at 10:00 a.m. pursuant to notice of said Annual Meeting mailed to all Stockholders as provided by law of Minnesota on April 28, 1966, at which meeting 58,812 shares of the Corporation then issued and outstanding, being a majority, were present in person or by Proxy, the following resolutions were passed by the unanimous vote of said issued and outstanding stock, there being no votes opposed to said resolutions, to wit:

RESOLVED, that Article XI and Article XII of the Articles of Incorporation of Harmon Glass Co., Inc. be, and the same hereby are, amended to read as follows:

ARTICLE XI

The authorized capital stock of this Corporation shall consist of Five Hundred Thousand (500,000) shares of common stock, par value One ($1.00) Dollar per share, to be issued from time to time to such persons and for such considerations and on such terms as may be fixed from time to time by the Board of Directors.

ARTICLE XII

The capital of this Corporation shall consist of Five Hundred Thousand (500,000) Shares of common stock. The common stock shall have a par value of One ($1.00) Dollar per share. Each share of common stock shall be, in all respects, equal to any other share of common stock, and each shareholder of common stock shall be entitled to one (1) vote for each share of common stock standing in his name on the Books of the Corporation at all stockholders’ meetings.

FURTHER RESOLVED, that the President and the Secretary of this Corporation be, and they hereby are, authorized and instructed to make, execute, and acknowledge a certificate under the Corporate Seal of this Corporation, apprising the foregoing resolutions amending the Articles of Incorporation of this Corporation and cause such certificate to be filed of record in the manner required by law.

IN WITNESS WHEREOF, we have hereunto set our hands and caused the Corporate Seal of said Corporation to be affixed this 12th day of May, 1966.

/s/ John D. Eichler

John D. Eichler, President
(SEAL)

/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

On this 12 day of May, 1966, before me, a Notary Public, within and for said County, personally appeared, John D. Eichler and Donald W. Goldfus, to me personally known, who being each by me duly sworn did say that they are respectively the President and the Secretary of Harmon Glass Co., Inc., the Corporation named in the foregoing Certificate of Amendments, and that the Seal affixed to the said instrument is the Corporate Seal of said Corporation, and acknowledged that they signed said instrument as their free act and deed by authority of the Shareholders of said Corporation for the purposes and uses therein expressed.

/s/ F.J. Dobmeyer

Notary Public Hennepin County, Minnesota My Commission expires 12/26/72

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

HARMON GLASS CO., INC.

We, the undersigned, John D. Eichler and Donald W. Goldfus, respectively, the President and the Secretary of Harmon Glass Co., Inc., a Corporation subject to the provisions of Chapter 300, Laws of Minnesota, 1933, known as the Minnesota Business Corporation Act, and the laws amendatory thereof and supplementary thereto, do certify that at a special meeting of the Shareholders of said Corporation held in the City of Minneapolis, Minnesota, on the 28th day of February, 1968, at 10:00 o’clock in the morning pursuant to a written notice of said special meeting mailed to all stockholders as provided by law on February 16, 1968, at which meeting 203,346 shares of the Corporation then issued and outstanding, being a majority in excess of Sixty Seven Per Cent (67%), were present in person or by proxy, the following resolutions were passed by the unanimous vote of the said issued and outstanding stock, there being no votes opposed to said resolutions to wit:

RESOLVED, that Articles I and II of the Articles of Incorporation of Harmon Glass Co., Inc., be and the same hereby are amended to read as follows:

ARTICLE I

The name of the corporation shall be Apogee Enterprises, Inc.

ARTICLE II

The nature of the business, objects and purposes to be transacted, promoted and carried on are:

To engage in and furnish business management services and render consulting services in the fields of business administration, finance, production, personnel, labor relations, marketing, sales, advertising, accounting, purchasing, mergers, acquisitions, and diversification programs and generally engage in and conduct a business management and consulting business.

To acquire, own, purchase, sell, convey, exchange, manage and otherwise deal in companies, corporations or other entities engaged in manufacturing, selling, marketing, services or any other business activity of any nature whatsoever.

To engage directly or indirectly as principal, as agent, as factor, as broker, as contractor, or in any other capacity in any lawful business or activity or any character, either alone or in connection with any person, firm, association or corporation.

To issue bonds, borrow money, issue debentures, incur obligation and arrange all necessary financing for any of the objects and purposes of this Corporation.

To acquire, hold, mortgage, pledge and dispose of shares of stock, bonds, securities, and other evidences of indebtedness of this Corporation, its subsidiaries, or any other corporation.

Generally, enjoy all rights, privileges and powers necessary, incidental to and convenient to the operation and conduct of its business.

If the foregoing clauses shall be construed as specific objects in powers, it is hereby especially provided that the foregoing numeration shall not be held to limit or restrict the powers of this Corporation.

FURTHER RESOLVED, that the President and the Secretary of this Corporation be, and they hereby are, authorized and instructed to make, execute, and acknowledge a certificate under the Corporate Seal of this Corporation, apprising the foregoing resolution amending the Articles of Incorporation of this Corporation and caused such Certificate to be filed or record in the manner required by law.

IN WITNESS WHEREOF, we have hereunto set our hands and caused the Corporate Seal of said Corporation to be hereunto affixed this 29th day of February, 1968.

/s/ John D. Eichler

John D. Eichler, President
CORPORATE SEAL

/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

STATE OF MINNESOTA
ss
COUNTY OF HENNEPIN

On this 29th day of February, 1968, before me, a Notary Public, within and for said company, personally appeared, John D. Eichler and Donald W. Goldfus, to me personally known, who being each by me duly sworn did say that they are respectively the President and the Secretary of Harmon Glass Co., Inc., the Corporation named in the foregoing Certificate of Amendment, and that the Seal fixed to the said instrument is the Corporate Seal of said Corporation, and acknowledged that they signed said instrument as their free act and deed by authority of the Shareholders of said Corporation for the purposes and uses therein expressed.

/s/ F. J. Dobmeyer

F. J. Dobmeyer, Notary Public Hennepin County, Minnesota My Commission expires Dec. 26, 1972

CERTIFICATE OF RESTATED

ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

We, the undersigned, John D. Eichler and Donald W. Goldfus, respectively the President and Secretary of APOGEE ENTERPRISES, INC., a Minnesota corporation, do hereby certify that at the annual meeting of the shareholders entitled to vote of said corporation duly called and held for that purpose at the office of the corporation, 1410 Harmon Place, Minneapolis, Minnesota, on May 13, 1969, at 7:30 o’clock P.M., notice of the holding and of the purposes of which meeting was given at least 10 days prior to said meeting to the holders of all of the issued and outstanding shares of capital stock of the corporation, the holders of 244,732 shares so entitled to vote being represented in person and 24,961 shares represented by proxy, and at which meeting Restated Articles of Incorporation as hereinafter set forth were adopted by the affirmative vote of the holders of 269,693 shares of capital stock, being more than two-thirds (2/3) of the shares issued and outstanding, and entitled to vote:

RESOLVED: That the Articles of Incorporation be restated to read as follows:

ARTICLE I

The name of this corporation shall be Apogee Enterprises, Inc.

ARTICLE II

The nature of the business, objects and purposes to be transacted, promoted and carried on are:

To engage in and furnish business management services and render consulting services in the fields of business administration, finance production, personnel, labor relations, marketing, sales, advertising, accounting, purchasing, mergers, acquisitions, engage in and conduct a business management and consultant business.

To acquire, own, purchase, sell, convey, exchange, manage and otherwise deal in companies, corporations or other entities engaged in manufacturing, selling, marketing services or any other business activity of any nature whatsoever.

ARTICLE III

The duration of the corporation shall be perpetual.

ARTICLE IV

The location and post office address of its registered office in this state is 1410 Harmon Place, Minneapolis 3, Minnesota.

ARTICLE V

The amount of stated capital of this corporation at this time is Three Hundred Fifty-nine Thousand Seven Hundred and One Dollars ($359,701).

ARTICLE VI

The government of this Corporation and the management of its affairs shall be vested in the Board of Directors consisting of not less than Three (3) and not more than Nine (9) members, who shall be elected at the annual meeting of stockholders. The annual meeting shall be held on the second Tuesday in May of each year at 10:00 o’clock A.M. The date of the annual meeting may be changed by the affirmative vote of the majority of the stockholders at any annual meeting or any special meeting called for that purpose. Directors shall hold office for one year, and until their successors are elected and qualified.

ARTICLE VII

The officers of the Corporation shall be a President, Executive Vice President, Vice President, Secretary, and Treasurer. Additional officers may be created by the Board of Directors subject to ratification by the stockholders. Any two such offices may be held by one person except that of President, Executive Vice President and Vice President. All such officers shall be elected by the Board of Directors for the ensuing year at the annual meeting of such Board following the annual meeting of the stockholders, which meeting shall be held on the same day and such officers shall hold office for one year and until their successors are elected and qualified.

ARTICLE VIII

The names and addresses of the Directors of the corporation are:

Russell H. Baumgardner

1429 E. Old Shakopee Road

Bloomington, Minnesota 55420

John D. Eichler

4841 15th Avenue South

Minneapolis, Minnesota 55417

Laurence J. Niederhofer

3408 Downers Drive

Minneapolis, Minnesota 55418

Donald W. Goldfus

1910 Major Drive

Golden Valley, Minnesota 55427

O. Walter Johnson

323 Edgecumbe Drive

White Bear Lake, Minnesota 55115

Alfred L. Hoedeman

5215 Morgan Avenue South

Minneapolis, Minnesota 55419

Maurice N. Anderson

3301 Wendhurst N.E.

Minneapolis, Minnesota 55418

ARTICLE IX

The authorized capital stock of this Corporation shall consist of Five Hundred Thousand (500,000) shares of common stock, par value One ($1.00) per share, to be issued from time to time to such persons and for such considerations and on such terms as may be fixed from time to time by the Board of Directors.

ARTICLE X

The capital of this Corporation shall consist of Five Hundred Thousand (500,000) Shares of common stock. The common stock shall have a par value of One ($1.00) Dollar per share. Each share of common stock shall be, in all respects, equal to any other share of common stock, and each shareholder of common stock shall be entitled on one (1) vote for each share of common stock standing in his name on the Books of the Corporation at all stockholders’ meetings.

RESOLVED FURTHER: That these Restated Articles of Incorporation supersede and take the place of existing Articles of Incorporation and all amendments thereto.

RESOLVED FURTHER: That the President and Secretary be and they are hereby authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing Restated Articles of Incorporation, and to cause such certificate to be filed and recorded in the manner required by law.

IN WITNESS WHEREOF, We, the undersigned, respectively the President and Secretary of APOGEE ENTERPRISES, INC., have hereunto subscribed our names as such officers and caused the corporate seal of said corporation to be affixed this 23rd day of May, 1969.

In the presence of:	APOGEE ENTERPRISES, INC.

/s/ Russell H. Baumgardner	/s/ John D. Eichler

John D. Eichler, President

/s/ Bernice A. Ylinen	/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

STATE OF MINNESOTA	)
) SS
COUNTY OF HENNEPIN	)

On this 23rd day of May, 1969, before me, a Notary Public, within the aforesaid County, personally appeared John D. Eichler and Donald W. Goldfus, to me personally known, who, being each by me duly sworn did say that they are respectively the President and Secretary of APOGEE ENTERPRISES, INC., the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said John D. Eichler and Donald W. Goldfus acknowledge said instrument to be the free act and deed of said corporation.

/s/ Alfred L. Hoedeman

Alfred L. Hoedeman, Notary Public Hennepin County, Minnesota My Commission Expires: Oct. 9, 1970

CERTIFICATE OF RESTATED

ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

We, the undersigned, JOHN D. EICHLER and DONALD W. GOLDFUS, respectively the President and Secretary of APOGEE ENTERRISES, INC., a Minnesota corporation, do hereby certify that at the adjourned annual meeting of the shareholders entitled to vote of said corporation duly called and held for that purpose at the principal office of the corporation, 1410 Harmon Place, Minneapolis, Minnesota, on April 5, 1971, at 7:30 o’clock P.M., notice of the holding and of the purposes of which meeting was duly given to the holders of all of the issued and outstanding shares of Common capital stock of the corporation, the holders of a majority of such shares adopted by affirmative vote the Restated Articles of Incorporation which are hereinafter set forth; we further certify that at that meeting there were represented in person or by proxy 227,161 shares of the Common stock out of a total of 305,190 shares, the affirmative vote being more than two-thirds of the shares entitled to vote.

RESOLVED: That the Articles of Incorporation be restated to read as follows:

ARTICLE I

The name of this corporation shall be Apogee Enterprises, Inc.

ARTICLE II

The nature of the business, objects and purposes to be transacted, promoted and carried on are:

To engage in and furnish business management services and render consulting services in the fields of business administration, finance, production, personnel, labor relations, marketing, sales, advertising, accounting, purchasing, mergers, acquisitions, and diversification programs and generally engage in and conduct a business management and consultant business.

ARTICLE III

The duration of the corporation shall be perpetual.

ARTICLE IV

The location and post office address of its registered office in this state is 1410 Harmon Place, Minneapolis, Minnesota 55403.

ARTICLE V

The amount of stated capital of this corporation at this time is Three Hundred Five Thousand, One Hundred Ninety Dollars ($305,190.00).

ARTICLE VI

The government of this Corporation and the management of its affairs shall be vested in the Board of Directors consisting of not less than three (3) and not more than nine (9) members, who shall be elected at the annual meeting of the stockholders. The annual meeting shall be held on the second Tuesday in June of each year at 10:00 o’clock A.M. The date of the annual meeting may be changed by the affirmative vote of the majority of the stockholders at any annual meeting or any special meeting called for that purpose. Directors shall hold office for one year, and until their successors are elected and qualified.

ARTICLE VII

The names and addresses of the Directors of the corporation are:

Russell H. Baumgardner

1429 E. Old Shakopee Road

Bloomington, Minnesota 55420

John D. Eichler

4841 15th Avenue South

Minneapolis, Minnesota 55417

Laurence J. Niederhofer

1217 Kreutzer Boulevard

Wausau, Wisconsin 54401

Donald W. Goldfus

1910 Major Drive

Golden Valley, Minnesota 55422

O. Walter Johnson

323 Edgecumbe Drive

White Bear Lake, Minnesota 55110

Alfred L. Hoedeman

5215 Morgan Avenue South

Minneapolis, Minnesota 55419

Maurice N. Anderson

3301 Wendhurst Avenue N.E.

Minneapolis, Minnesota 55418

ARTICLE VIII

The authorized capital stock of this Corporation shall consist of Two Million (2,000,000) shares of common stock, par value of Thirty-Three and one-third cents (33 1/3 cents) per share and One Hundred Thousand (100,000) shares of preferred of the par value of Ten Dollars ($10.00) per share.

Except as may be otherwise provided in this Certificate of Incorporation, the holders of the Common stock shall have full voting power and be entitled to one vote per share in the election of directors and upon each other matter coming before any meeting of stockholders. Ownership of shares of this corporation shall not entitle the holders thereof to any pre-emptive right to subscribe for or purchase or have offered to them for subscription or purchase any additional share or shares either of that authorized in these Restated Articles of Incorporation, or thereafter authorized, it being the purpose and intent of this provision that the Board of Directors shall have the full right, power, and authority to offer for subscription or sale, or to make disposal of any and all unissued shares of the corporation or of any shares issued and thereafter acquired by the corporation to such persons, corporations, or other entities and for such consideration as may be permitted by law, as the Board of Directors shall from time to time determine. Cumulative voting shall not be permitted.

The Board of Directors shall have the power from time to time to issue one or more series of Preferred stock having such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issue of such stock.

The Board of Directors may in the resolution or resolutions provide for the issue of the Preferred stock or of any series thereof:

(1) Make any such Preferred stock or any series thereof subject to redemption at such time or times and at such price or prices as shall be provided in such resolution or resolutions.

(2) Establish the dividends that the holders thereof shall be entitled to receive at such rates, on such conditions and at such times as shall be stated in such resolution or resolutions payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other series of stock, and cumulative or non-cumulative as shall be so stated and expressed.

(3) Provide such rights upon the dissolution of, or upon any distribution of the assets of the Corporation, to the holders of such Preferred stock or any series thereof as shall be stated and expressed in such resolution or resolutions.

(4) Make the Preferred stock or any series thereof convertible into, or exchangeable for shares or any other class or classes of stock or of any other series thereof, of the Corporation at such price or prices or at such rates of exchange and with such adjustments as shall be stated in such resolution or resolutions.

ARTICLE IX

These articles may be amended at any annual meeting of the stockholder or at any special meeting called for that express purpose by the affirmative vote of the holders of the majority of the outstanding capital stock of the corporation.

RESOLVED FURTHER: That these Restated Articles of Incorporation supersede and take the place of existing Articles of Incorporation and all amendments thereto.

RESOLVED FURTHER: That the President and Secretary be and they are hereby authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing Restated Articles of Incorporation, and to cause such certificate to be filed and recorded in the manner required by law.

IN WITNESS WHEREOF, We, the undersigned, respectively the President and Secretary of APOGEE ENTERPRISES, INC., have hereunto subscribed our names as such officers and caused the corporate seal of said corporation to be affixed this 5th day of April, 1971.

In the Presence of:	APOGEE ENTERPRISES, INC.

/s/ Alfred L. Hoedeman	/s/ John D. Eichler

John D. Eichler, President

/s/ Russell H. Baumgardner	/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

(Corporate Seal)

STATE OF MINNESOTA	)
) SS
COUNTY OF HENNEPIN	)

On this 5th day of April, 1971, before me, a Notary Public within the aforesaid County, personally appeared JOHN D. EICHLER and DONALD W. GOLDFUS, to me personally known, who, being each by me duly sworn did say that they are respectively the President and Secretary of APOGEE ENTERPRISES, INC., the corporation named in the foregoing instrument, that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said JOHN D. EICHELR and DONALD W. GOLDFUS acknowledged said instrument to be the free act and deed of said corporation.

/s/ Alfred L. Hoedeman

Alfred L. Hoedeman, Notary Public Hennepin County, Minnesota My commission expires Oct. 9, 1997

CERTIFICATE OF AMENDMENT TO

RESTATED ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

We, the undersigned, JOHN D. EICHLER and DONALD W. GOLDFUS, respectively the President and Secretary of APOGEE ENTERPRISES, INC., a Minnesota corporation do hereby certify that at the adjourned annual meeting of the shareholders entitled to vote of said corporation duly called and held for that purpose at the principal office of the corporation, 1410 Harmon Place, Minneapolis, Minnesota, on June 21, 1971, at 7:30 o’clock P.M., notice of the holding and of the purposes of which meeting was duly given to the holders of all of the issued and outstanding shares of Common capital stock of the corporation, the holders of a majority of such shares adopted by affirmative vote the Amendment to the Restated Articles of Incorporation which are hereinafter set forth; we further certify that at that meeting there were represented in person or proxy 828,261 shares of the Common stock out of a total of 915,570 shares, the affirmative vote being more than two-thirds of the shares entitled to vote:

RESOLVED: That Article II of the Restated Articles of Incorporation be amended by substituting therefore a new Article II to read as follows:

ARTICLE II

The corporation shall have general business purposes and the nature of the business, objects and purposes of the corporation shall include but not be limited to the following:

(1) To engage in and furnish business management services and render consulting services in the fields of business administration, finance, production, personnel, labor relations, marketing, sales, advertising, accounting, purchasing, mergers, acquisitions, and diversification programs and generally engage in and conduct a business management and consultant business.

(2) To acquire, own, hold, manage and operate either separately or as part of the business of this corporation, other businesses, firms, corporations or enterprises.

(3) To acquire, hold, pledge, vote, sell and dispose of shares, bonds, securities and other evidences of indebtedness of any person or domestic or foreign corporation, firm or government, whether for the purpose of investment of the funds of this corporation or for the purpose of exercising control or management over the affairs of other persons, firms, or corporations, or for both purposes.

(4) To purchase, lease or otherwise acquire, to own, hold, manage, operate or employ, to mortgage, pledge, or otherwise encumber, and to sell, let, exchange or otherwise dispose of real property or personal property or mixed real and personal property.

(5) To enter into partnerships, joint ventures, and agreements of all kinds with other persons, firms, partnerships and corporations.

(6) To borrow money and secure credit upon such terms and security as may be deemed necessary or appropriate, to pledge or mortgage any or all of the assets of the corporation to secure such loan or credit.

(7) To make any guarantee respecting securities, indebtedness, dividends, interests, contracts, or other obligations, so far as it may be permitted by law.

(8) To do any and all other acts and things in addition to those enumerated and specified above which may be advantageous, necessary, expedient or convenient to the conduct of the business or the attainment of the purposes of the corporation.

The foregoing clauses and statement of purposes shall also be a statement of powers of this corporation, but the declaration of purposes and powers herein set forth shall not be deemed to limit or restrict in any manner the powers of this corporation, which shall possess all of the powers bestowed upon or permitted to it by law which are not inconsistent with those set forth herein.

RESOLVED FURTHER: That Article VIII of the Restated Articles of Incorporation be amended by adding thereto the following:

The Board of Directors shall have the power at any time, and from time to time (without any action by the stockholders) in the name and on behalf of this corporation to grant rights, options and warranties to run for any period of time, to purchase from this corporation any shares of any class of its stock upon such price, terms and conditions as the Board of Directors in its sole discretion shall determine.

RESOLVED FURTHER: That the President and Secretary be, and they are hereby, authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing resolutions and to cause such certificate to be filed and recorded in the manner required by law.

IN WITNESS WHEREOF, We, the undersigned, respectively the President and Secretary of APOGEE ENTERPRISES, INC., have hereunto subscribed our names as such officers and caused the corporate seal of said corporation to be affixed this 21st day of June, 1971.

In the Presence of:	APOGEE ENTERPRISES, INC.

/s/ Alfred L. Hoedeman	/s/ John D. Eichler

John D. Eichler, President

/s/ Russell H. Baumgardner	/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

(Corporate Seal)

STATE OF MINNESOTA	)
) SS
COUNTY OF HENNEPIN	)

On this 21st day of June, 1971, before me, a Notary Public within the aforesaid County, personally appeared JOHN D. EICHLER and DONALD W. GOLDFUS, to me personally known, who, being each by me duly sworn did say that they are respectively the President and Secretary of APOGEE ENTERPRISES, INC., the corporation named in the foregoing instrument, that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said JOHN D. EICHLER and DONALD W. GOLDFUS acknowledged said instrument to be the free act and deed of said corporation.

/s/ Alfred L. Hoedeman

Alfred L. Hoedeman, Notary Public Hennepin County, Minnesota My commission expires Oct. 9, 1977

CERTIFICATE OF CHANGE

OF REGISTERED OFFICE

OF

APOGEE ENTERPRISES, INC.

We, Russell H. Baumgardner and Donald W. Goldfus, respectively the President and Secretary of Apogee Enterprises, Inc., a Minnesota corporation organized under or subject to the provisions of Chapter 301, Minnesota Statutes Annotated, hereby certify that the following resolutions were adopted by the Board of Directors of said corporation on January 16, 1976, to-wit:

“RESOLVED: That the registered office in this State be changed from 1410 Harmon Place, in the City of Minneapolis, County of Hennepin, State of Minnesota,

TO

7900 Xerxes Avenue South, in the City of Minneapolis, County of Hennepin, State of Minnesota.”

“RESOLVED FURTHER: That the President or a Vice-President, and the Secretary or an Assistant Secretary of this corporation be and they are hereby authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing resolutions, and to cause such certificate to be filed in accordance with the provisions of Chapter 301 of Minnesota Statutes Annotated.”

IN WITNESS WHEREOF, We have hereunto affixed our signatures and the seal of the corporation on January 16, 1976.

/s/ Russell H. Baumgardner

Russell H. Baumgardner

/s/ Donald W. Goldfus

Donald W. Goldfus

Subscribed and sworn to before me on the 16th day of January, 1976

Notary Public

(Corporate seal)

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

We, the undersigned, RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS, respectively the President and Secretary of APOGEE ENTERPRISES, INC., a Minnesota Corporation, do hereby certify that at the adjourned annual meeting of the shareholders entitled to vote of said corporation duly called and held for that purpose at the Radisson South Hotel at the intersection of Interstate 494 and Highway 100, Minneapolis, Minnesota on July 29, 1976, at 7:00 o’clock P.M., notice of the meeting and of the purpose of which meeting was duly given to the holders of all of the issued and outstanding shares of Common capital stock of the corporation, the holders of a majority of such shares adopted the amendments to the Articles of Incorporation which are hereafter set forth; we further certify that at the meeting there were represented in person or by proxy 821,289 shares of the Common stock out of a total of 1,086,555 shares, the affirmative vote being more than two-thirds of the shares entitled to vote:

RESOLVED: That Article VI of the Articles of Incorporation be amended by substituting therefore a new Article VI to read as follows:

ARTICLE VI

The government of this Corporation and the management of its affairs shall be vested in the Board of Directors consisting of not less than Three (3) and not more than Nine (9) members, who shall be elected at the annual meeting of the stockholders. The annual meeting shall be held between June 1 and August 1 of each year on such date set by resolution of the Board of Directors. Directors shall hold office for one year, and until their successors are elected and qualified.

RESOLVED FURTHER: That the Articles of Incorporation be amended by adding thereto the following:

ARTICLE X

The Board of Directors of this corporation shall have authority to make or alter the By-Laws of this corporation subject to the power of shareholders to change or repeal such By-Laws.

RESOLVED FURTHER: That the President and Secretary be and they are hereby authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing Articles of Incorporation, and to cause such certificate to be filed and recorded in the manner required by law.

IN WITNESS WHEREOF, We, the undersigned, respectively the President and Secretary of APOGEE ENTERPRISES, INC., have hereunto subscribed our names as such officers and caused the corporate seal of said corporation be affixed this 30th day of June, 1976.

APOGEE ENTERPRISES, INC.

In the Presence of:

/s/ Alfred L. Hoedeman	/s/ Russell H. Baumgardner

Russell H. Baumgardner, President

/s/ Deborah J. Zandlo	/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

(Corporate seal)

STATE OF MINNESOTA	)
) SS
COUNTY OF HENNEPIN	)

On this 30th day of June, 1976, before me, a Notary Public within the aforesaid County, personally appeared RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS, to me personally known, who, being each by me duly sworn did say that they are respectively the President and Secretary of APOGEE ENTERPRISES, INC., the corporation named in the foregoing instrument, that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS acknowledged said instrument to be the free act and deed of said corporation.

/s/ Alfred L. Hoedeman

Alfred L. Hoedeman, Notary Public Hennepin County, Minnesota My commission expires Oct. 9, 1977

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

WE, the undersigned, RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS, respectively the President and Secretary of APOGEE ENTERPRISES, INC., a Minnesota corporation, do hereby certify that at the adjourned annual meeting of the shareholders entitled to vote of said corporation duly called and held for that purpose at the fifth floor auditorium of the First National Bank of Minneapolis, 120 South Sixth Street, Minneapolis, Minnesota on June 27, 1978, at 10:00 o’clock A.M., notice of the meeting and of the purpose of which meeting was duly given to the holders of all of the issued and outstanding shares of common capital stock of the corporation, and the holders of a majority of such shares adopted the amendments to the Articles of Incorporation which are hereafter set forth; we further certify that at the meeting there were represented in person or by proxy 1,156,938 shares of the common stock out of a total of 1,718,898 shares, the affirmative vote being more than two-thirds of the shares entitled to vote:

RESOLVED: That Article VIII of the Articles of Incorporation be amended by substituting therefore a new Article VIII to read as follows:

ARTICLE VIII

The authorized capital stock of this corporation shall consist of five million (5,000,000) shares of common stock, par value of thirty-three and one-third cents (33-1/3 cents) per share and three hundred thousand (300,000) shares of preferred stock of the par value of ten dollars ($10.00) per share.

RESOLVED FURTHER: That the President and Secretary be and they are hereby authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing Articles of Incorporation, and to cause such certificate to be filed and recorded in the manner required by law.

IN WITNESS WHEREOF, We, the undersigned, respectively the President and Secretary of APOGEE ENTERPRISES, INC., have hereunto subscribed our names as such officers and caused the corporate seal of said corporation to be affixed this 27th day of June, 1978.

In the Presence of:	APOGEE ENTERPRISES, INC.

/s/ William G. Gardner	/s/ Russell H. Baumgardner

Russell H. Baumgardner, President

/s/ Diane Flack	/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

STATE OF MINNESOTA	)
) SS
COUNTY OF HENNEPIN	)

On this 27th day of June, 1978, before me, a Notary Public, within the aforesaid County, personally appeared RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS, to me personally known, who being each by me duly sworn did say that they are respectively the President and Secretary of APOGEE ENTERPRISES, INC., the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS acknowledged said instrument to be the free act and deed of said corporation.

/s/ Joanne K. Dole

Notary Public Hennepin County, Minnesota My Commission Expires Mar. 17, 1983

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

We, the undersigned, RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS, respectively the President and Secretary of APOGEE ENTERPRISES, INC., a Minnesota corporation, do hereby certify that at the adjourned annual meeting of the shareholders entitled to vote of said corporation duly called and held for that purpose at the fifth floor auditorium of the First National Bank of Minneapolis, 120 South Sixth Street, Minneapolis, Minnesota on June 27, 1978, at 10:00 o’clock A.M., notice of the meeting and of the purpose of which meeting was duly given to the holders of all of the issued and outstanding shares of common capital stock of the corporation, and the holders of a majority of such shares adopted the amendments to the Articles of Incorporation which are hereafter set forth; we further certify that at the meeting there were represented in person or by proxy 1,156,938 shares of the common stock out of a total of 1,718,898 shares, the affirmative vote being more than two-thirds of the shares entitled to vote:

RESOLVED: That Article VIII of the Articles of Incorporation be amended by substituting therefore a new Article VIII to read as follows:

ARTICLE VIII

The authorized capital stock of this Corporation shall consist of five million (5,000,000) shares of common stock, par value of thirty-three and one-third cents (33-1/3 cents) per share and three hundred thousand (300,000) shares of preferred stock of the par value of ten dollars ($10.00) per share.

Except as may be otherwise provided in this Certificate of Incorporation, the holders of the common stock shall have full voting power and be entitled to one vote per share in the election of directors and stockholders. Ownership of shares of this corporation shall not entitle the holders thereof to any pre-emptive right to subscribe for or purchase, or have offered to them for subscription or purchase, any additional share or shares either of that authorized in these Restated Articles of Incorporation, or thereafter authorized, it being the purpose and intend of this provision that the Board of Directors shall have the full right, power and authority to offer for subscription or sale, or to make disposal of any and all unissued shares of the corporation or of any shares issues and thereafter acquired by the corporation to such persons, corporations, or other entities and for such consideration as may be permitted by law, as the Board of Directors shall from time to time determine. Cumulative voting shall not be permitted.

The Board of Directors shall have the power from time to time to issue one or more series of preferred stock having such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issue of such stock.

The Board of Directors may in the resolution or resolutions provide for the issue of the preferred stock or of any series thereof:

1) Make any such preferred stock or any series thereof subject to redemption at such time or times and at such price or prices as shall be provided in such resolution or resolutions.

2) Establish the dividends that the holders thereof shall be entitled to receive at such rates, on such conditions and at such times as shall be stated in such resolution or resolutions payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other seires of stock, and cumulative or non-cumulative as shall be so stated and expressed.

3) Provide such rights upon the dissolution of, or upon any distribution of the assets of the Corporation, to the holders of such preferred stock or any series thereof as shall be stated and expressed in such resolution or resolutions.

4) Make the preferred stock or any series thereof convertible into, or exchangeable for, shares of any other class or classes of stock or of any other series thereof, of the Corporation at such price or prices or at such rates of exchange and with such adjustments as shall be stated in such resolution or resolutions.

RESOLVED FURTHER: That the President and the Secretary be and they are hereby authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing Articles of Incorporation, and to cause such certificate to be filed and recorded in the manner required by law.

IN WITNESS WHEREOF, We, the undersigned, respectively the President and Secretary of APOGEE ENTERPRISES, INC., have hereunto subscribed our names as such officers and caused the corporate seal of said corporation to be affixed this 27th day of June, 1978.

In the Presence of:	APOGEE ENTERPRISES, INC.

/s/ Marcia Park	/s/ Russell H. Baumgardner

Russell H. Baumgardner, President

/s/ Marcia Park	/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

(Corporate Seal)

CERTIFICATE OF RESTATED

ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

We, the undersigned, RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS, respectively the President and Secretary of APOGEE ENTERPRISES, INC., a Minnesota corporation, do hereby certify that at the adjourned annual meeting of the shareholders entitled to vote of said corporation duly called and held for that purpose at the Sheraton Ritz Hotel, 315 Nicollet Mall, Minneapolis, Minnesota, on Tuesday, June 23, 1981, at 10:00 A.M., notice of the holding and of the purpose of which meeting was given to the holders of all of the issued and outstanding shares of common capital stock of the corporation, the holders of a majority of such shares adopted by affirmative vote the Restated Articles of Incorporation which are hereinafter set forth; we further certify that at the meeting there were represented in person or by proxy 3,326,213 shares of the issued and outstanding shares of stock entitled to vote out of a total of 4,052,962 shares, the affirmative vote being 3,313,428 of the shares entitled to vote.

RESOLVED: That the Articles of Incorporation of APOGEE ENTERPRISES, INC. be restated to read as follows:

ARTICLE I

The name of the corporation shall be APOGEE ENTERPRISES, INC.

ARTICLE II

The corporation shall have general business purposes and the nature of the business objects and purposes of the corporation shall include but not be limited to the following:

(1) To engage in and furnish business management, services and render consulting services in the fields of business administration, finance, production, personnel, labor relations, marketing, sales, advertising, accounting, purchasing, mergers, acquisitions, and diversification programs and generally engage in and conduct a business management and consultant business.

(2) To acquire, own, hold, manage and operate either separately or as part of the business of this corporation, other businesses, firms, corporations or enterprises.

(3) To acquire, hold, pledge, vote, sell and dispose of shares, bonds, securities and other evidences of indebtedness of any person or domestic or foreign corporation, firm or government, whether for the purpose of investment of the funds of this corporation or for the purpose of exercising control or management over the affairs of other persons, firms or corporations, or for both purposes.

(4) To purchase, lease or otherwise acquire, to own, hold, manage, operate or employ, to mortgage, pledge, or otherwise encumber, and to sell, let, exchange or otherwise dispose of real property or personal property or mixed real and personal property.

(5) To enter into partnerships, joint ventures, and agreements of all kinds with other persons, firms, partnerships and corporations.

(6) To borrow money and secure credit upon such terms and security as may be deemed necessary or appropriate, to pledge or mortgage any or all of the assets of the corporation to secure such loan or credit.

(7) To make any guarantee respecting securities, indebtedness, dividends, interests, contracts, or other obligations, so far as it may be permitted by law.

(8) To do any and all other acts and things in addition to those enumerated and specified above which may be advantageous, necessary, expedient or convenient to the conduct of the business or the attainment of the purpose of the corporation.

The foregoing clauses and statement of purposes shall also be a statement of powers of this corporation, but the declaration of purposes and powers herein set forth shall not be deemed to limit or restrict in any manner the powers of this corporation, which shall possess all of the powers bestowed upon or permitted to it by lw which are not inconsistent with those set forth herein.

ARTICLE III

The duration of the corporation shall be perpetual.

ARTICLE IV

The location and post office address of its registered office in this state is 7900 Xerxes Avenue South, Minneapolis, Minnesota 55431.

ARTICLE V

The amount of stated capital with which this corporation will begin business is One Thousand Dollars ($1,000.00)

ARTICLE VI

The government of this corporation and the management of its affairs shall be vested in the Board of Directors consisting of not less than three (3) and not more than nine (9) members, who shall be elected at the annual meeting of the stockholders. The annual meeting shall be held between June 1 and August 1 of each year on such date set by resolution of the Board of Directors. Directors shall hold office for one year, and until their successors are elected and qualified.

ARTICLE VII

The names and addresses of the Directors of the corporation are:

Russell H. Baumgardner

2601 West Lafayette Road

Excelsior, MN 55331

Laurence J. Niederhofer

1217 Kreutzer Boulevard

Wausau, WI 54401

Donald W. Goldfus

1910 Major Drive

Golden Valley, MN 55422

O. Walter Johnson

140 North Old Toll Bridge Road

Lakeland, MN 55043

Alfred L. Hoedeman

5404 Stauder Circle

Edina, MN 55436

Maurice N. Anderson

17245 Third Avenue North

Plymouth, MN 55447

James L. Martineau

2075 Linn Drive

Owatonna, MN 55060

ARTICLE VIII

The authorized capital stock of this corporation shall consist of fifteen million (15,000,000) shares of common stock, par value of thirty-three and one-

third cents (33-1/3 cents) per share and three hundred thousand (300,000) shares of preferred stock of the par value of ten dollars ($10.00) per share.

Except as may be otherwise provided in these Articles of Incorporation, the holders of the common stock shall have full voting power and be entitled to one vote per share in the election of directors and upon each other matter coming before any meeting of stockholders. Ownership of shares of this corporation shall not entitle the holders thereof to any pre-emptive right to subscribe for or purchase, or have offered to them for subscription or purchase, any additional share or shares either of that authorized in these Restated Articles of Incorporation, or thereafter authorized, it being the purpose and intent of this provision that the Board of Directors shall have the full right, power and authority to offer for subscription or sale, or to make disposal of any and all unissued shares of the corporation or of any shares issued and thereafter acquired by the corporation to such persons, corporations, or other entities and for such consideration as may be permitted by law, as the Board of Directors shall from time to time determine. Cumulative voting shall not be permitted.

The Board of Directors shall have the power from time to time to issue one or more series of preferred stock having such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issue of such stock.

The Board of Directors may in the resolution or resolutions provide for the issue of the preferred stock or of any series thereof:

1) Make any such preferred stock or any series thereof subject to redemption at such time or times and at such price or prices as shall be provided in such resolution or resolutions.

2) Establish the dividends that the holders thereof shall be entitled to receive at such rates, on such conditions and at such times as shall be stated in such resolution or resolutions payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other series of stock, and cumulative or non-cumulative as shall be so stated and expressed.

3) Provide such rights upon dissolution of, or upon any distribution of the assets of the corporation, to the holders of such preferred stock or any series thereof as shall be stated and expressed in such resolution or resolutions.

4) Make the preferred stock or any series thereof convertible into, or exchangeable for, shares of any other class or classes or of any other series thereof, of the corporation at such price or prices or at such rates of exchange and with such adjustments as shall be stated in such resolution or resolutions.

ARTICLE IX

These articles may be amended at any annual meeting of the stockholders or at any special meeting called for that express purpose by the affirmative vote of the holders of the majority of the outstanding capital stock of the corporation.

ARTICLE X

The Board of Directors of this corporation shall have authority to make or alter the By-Laws of this corporation subject to the power of shareholders to change or repeal such By-Laws.

RESOLVED FURTHER: That these Restated Articles of Incorporation supersede and take the place of existing Articles of Incorporation and all amendments thereto.

RESOLVED FURTHER: That the President and Secretary be, and they are hereby authorized and directed to make, execute and acknowledge a certificate under the corporate seal of this corporation embracing the foregoing Restated Articles of Incorporation, and to cause such certificate to be filed and recorded in the manner required by law.

IN WITNESS WHEREOF, We, the undersigned, respectively the President and Secretary of APOGEE ENTERPRISES, INC. have hereunto subscribed our names as such officers and caused the corporate seal of said corporation to be affixed on June 25, 1981.

In the presence of:	APOGEE ENTERPRISES, INC.

/s/ Darrell E. Sykes	/s/ Russell H. Baumgardner

Russell H. Baumgardner, President

/s/ William G. Gardner	/s/ Donald W. Goldfus

Donald W. Goldfus, Secretary

(Corporate Seal)

STATE OF MINNESOTA	)
) SS
COUNTY OF HENNEPIN	)

On June 25, 1981, before me, a Notary Public within the aforesaid County, personally appeared RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS, to me personally known, who, being each by me duly sworn did say that they are respectively the President and Secretary of APOGEE ENTERPRISES, INC., the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said RUSSELL H. BAUMGARDNER and DONALD W. GOLDFUS acknowledged said instrument to be the free act and deed of said corporation.

/s/ Jeanne K. Clove

Notary Public Hennepin County, Minnesota My Commission Expires Mar. 17, 1983

THE 1986 RESTATED ARTICLES OF

INCORPORATION OF

APOGEE ENTERPRISES, INC.

(Under Chapter 302A Minnesota Statutes)

We, the undersigned, Donald W. Goldfus and Alfred L. Hoedeman, respectively, the President and Secretary of Apogee Enterprises, Inc., a Minnesota corporation, do hereby certify that the 1986 Annual Meeting of Shareholders of said corporation was held in the City of Minneapolis, State of Minnesota, on the 26th day of June, 1986, pursuant to written notice of the meeting which stated the time, place and purpose of the meeting and contained the proposals to amend and restate the present Restated Articles of Incorporation as proposed under and in conformance with Chapter 302A, M.S.A. Said written notice also sets forth the substance of the proposed amendments and restatement in full and was mailed to each shareholder at lest ten days prior to the date of the meeting. A quorum was present at said meeting.

The following Resolution, approved heretofore by the affirmative vote of all the Directors, which set forth the amendments and restatement in full of the 1986 Restated Articles of Incorporation, was properly and legally adopted at 10:20 a.m., June 26, 1986, by the affirmative vote, in person or by proxy by the affirmative vote of a majority of the outstanding shares entitled to vote thereon as required in conformance with Chapter 302A, M.S.A.

The approval was by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote. The adopted Resolution was as follows:

“RESOLVED: That the 1986 Restated Articles of Incorporation of Apogee Enterprises, Inc. amend and take the place of and supercede the heretofore existing Restated Articles of Incorporation and all amendments and restatements thereto and read as per Exhibit A attached hereto and incorporated by reference herein.”

These Restated Articles are effective when filed with the Secretary of State of Minnesota.

“RESOLVED FURTHER: That the President and Secretary of this corporation be and they hereby are authorized and directed to make, sign and acknowledge the Restated Articles of Incorporation under the corporate seal of this corporation setting forth the Restated Articles and the manner of adoption thereof, and to cause such Articles to be filed for record in the manner required by law.”

IN WITNESS WHEREOF, we have subscribed our names and caused the corporate seal of said corporation to be hereto affixed, as of this 26th day of June, 1986.

APOGEE ENTERPRISES, INC.

	By	/s/ Donald W. Goldfus

Donald W. Goldfus, President
Corporate Seal

	And	/s/ Alfred L. Hoedeman

Alfred L. Hoedeman, Secretary
WITNESS:

/s/ Robert V. Baumgartner

/s/ Laurence J. Niederhofer

STATE OF MINNESOTA	)
) SS.
COUNTY OF HENNEPIN	)

DONALD W. GOLDFUS and ALFRED L. HOEDEMAN, being first duly sworn, on oath depose and say: that they are respectively the President and Secretary of APOGEE ENTERPRISES, INC., the corporation named in the foregoing certificate; that said certificate contains a true statement of the action of the shareholders of said corporation, at a meeting duly held as aforesaid; that the seal attached is the corporate seal of said corporation; that said certificate is executed on behalf of said corporation, by its express authority; and they further acknowledge the same to be their free act and deed and the free act and deed of the corporation.

/s/ Donald W. Goldfus

Donald W. Goldfus, President

/s/ Alfred L. Hoedeman

Alfred L. Hoedeman, Secretary

Subscribed and sworn to before me this 26th day of June, 1986.

/s/ Sandra J. Parker

Notary Public Hennepin County, Minnesota My Commission Expires July 26, 1991

THIS INSTRUMENT DRAFTED BY;

HADLICK, HOEDEMAN & CHRISTY, P.A.

2340 Dain Tower

Minneapolis, Minnesota 55402

Telephone: (612) 338-5607

EXHIBIT A

RESTATED ARTICLES OF INCORPORATION

OF

APOGEE ENTERPRISES, INC.

ARTICLE I

NAME OF CORPORATION

The name of this Corporation shall be APOGEE ENTERPRISES, INC.

ARTICLE II

PURPOSES OF CORPORATION

The Corporation shall have general business purposes and the nature of the business, objects and purposes of the Corporation shall include but not be limited to the following:

(1) To engage in and furnish business management services and render consulting services in the fields of business administration, finance, production, personnel, labor relations, marketing, sales, advertising, accounting, purchasing, mergers, acquisitions, and diversification programs and generally engage in and conduct a business management and consultant business.

(2) To acquire, own, hold, manage and operate either separately or as part of the business of this Corporation, other businesses, firms, corporations or enterprises.

(3) To acquire, hold, pledge, vote, sell and dispose of shares, bonds, securities and other evidences of indebtedness of any person or domestic or foreign corporation, firm or government, whether for the purpose of investment of the funds of this Corporation or for the purpose of exercising control or management over the affairs of other persons, firms or corporations, or for both purposes.

(4) To purchase, lease or otherwise acquire, to own, hold, manage, operate or employ, to mortgage, pledge, or otherwise encumber, and to sell, let, exchange or otherwise dispose of real property or personal property or mixed real and personal property.

(5) To enter into partnerships, joint ventures, and agreements of all kinds with other persons, firms, partnerships and corporations.

(6) To borrow money and secure credit upon such terms and security as may be deemed necessary or appropriate, to pledge or mortgage any or all of the assets of the Corporation to secure such loan or credit.

(7) To make any guarantee respecting securities, indebtedness, dividends, interests, contracts, or other obligations, so far as it may be permitted by law.

(8) To do any and all other acts and things, in addition to those enumerated and specified above, which may be advantageous, necessary, expedient or convenient to the conduct of the business or the attainment of the purposes of the Corporation.

The foregoing clauses and statement of purposes shall also be a statement of powers of this Corporation, but the declaration of purposes and powers herein set forth shall not be deemed to limit or restrict in any manner the powers of this Corporation, which shall possess all of the powers bestowed upon or permitted to it by law which are not inconsistent with those set forth herein.

ARTICLE III

REGISTERED OFFICE

The location and post office address of its registered office in this state is Suite 1944,7900 Xerxes Avenue South, Minneapolis, Minnesota 55431.

ARTICLE IV

CAPITAL STOCK

4.01. Authorized Shares. The aggregate number of shares of stock which this Corporation shall have the authority to issue is 50,000,000 shares.

4.02. Classes or Series of Shares. The Board of Directors may, from time to time, establish by resolution different classes or series of shares and may fix the rights and preferences of said shares in any class or series.

4.03. Issuing Shares Between Classes or Series of Shares. The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

4.04. No Pre-emptive Rights. No shareholder of the Corporation shall have any pre-emptive rights.

4.05. No Cumulative Voting Rights. No shareholder shall be entitled to any cumulative voting rights.

4.06. Preferred Stock. The foregoing authority of the Board of Directors shall include, without limitation, the specific authority from time to time to issue one or more series of preferred stock having such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors providing for the issue of such stock.

The Board of Directors may in the resolution or resolutions providing for the issue of the preferred stock or of any series thereof:

1. Make any such preferred stock or any series thereof subject to redemption at such time or times and at such price or prices as shall be provided in such resolution or resolutions.

2. Establish the dividends that the holders thereof shall be entitled to receive at such rates, on such conditions and at such times as shall be stated in such resolution or resolutions payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other series of stock, and cumulative or non-cumulative as shall be so stated and expressed.

3. Provide such rights upon the dissolution of, or upon any distribution of the assets of the Corporation, to the holders of such preferred stock or any series thereof as shall be stated and expressed in such resolution or resolutions.

4. Make the preferred stock or any series thereof convertible into, or exchangeable for, shares of any other class or classes of stock or of any other series thereof, of the corporation at such price or prices or at such rates of exchange and with such adjustments as shall be stated in such resolution or resolutions.

5. Provide for any other rights, preferences and, if voting, the number of votes per share.

4.07. Options and Warrants. The foregoing authority of the Board of Directors shall also include, without limitation, the power at any time, and from time to time (without any action by the shareholders) in the name and on behalf of this corporation to grant rights, options and warrants, to run for any period of time, to purchase from this corporation any shares of any class of its stock upon such price, terms and conditions as the Board of Directors in its sole discretion shall determine, except as otherwise specifically limited by these Articles of Incorporation.

ARTICLE V

BOARD OF DIRECTORS

5.01. Classified Board. The government of the Corporation and the management of its affairs shall be vested in the Board of Directors. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office. At the 1986 annual meeting of shareholders, the directors shall be divided into three classes (which at all times shall be as nearly equal in number as possible), with the term of office of the first class to expire at the 1987 annual meeting of shareholders, the term of office of the second class to expire at the 1988 annual meeting of shareholders and the term of office of the third class to expire at the 1989 annual meeting of shareholders. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election. If the number of directors is changed, any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the directors then in office, though less than a quorum, as to make all classes as nearly equal in number as possible. No decrease in the number of directors shall shorten the term of any incumbent director. Any vacancies in the Board of Directors, by reason of an increase in the number of directors or otherwise, shall be filled solely by the Board of Directors, by majority vote of the directors then in office, though less than a quorum, and any such director so elected shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which the Director has been elected expires. Directors shall continue in office until others are chosen and qualified in their stead.

5.02. Removal. Any director may be removed from office as a director (1) by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class and only for cause, or (2) by a majority of the Directors then in office with or without cause.

5.03. Amendment. Notwithstanding anything contained in these Restated Articles of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article V.

ARTICLE VI

BOARD OF DIRECTORS EVALUATION OF

NON-MONETARY FACTORS FOR ACQUISITIONS

The Board of Directors of the Corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation, (b) merge or consolidate the Corporation with another corporation or (c) purchase or acquire all, or substantially all, of the properties and assets of the Corporation, shall, in connection with the exercise of their judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration to all relevant factors, including without limitation the following:

(1) The business and financial condition and earnings prospects of the party making the offer including, but not limited to, debt service and other existing or likely financial obligations of the party making the offer and the possible effect of such conditions upon the Corporation and its subsidiaries and the communities in which the Corporation and its subsidiaries operate or are located.

(2) The competence, experience and integrity of the party making the offer and its or their management.

(3) The interests of the shareholders of this Corporation in maintaining the Corporation as a continuing, independent business.

In evaluating acquisition proposals, the Board of Directors may retain special outside legal counsel, investment banking firms, special accounting firms and such other experts as they, in their discretion, deem necessary or appropriate to assist them in their evaluation of the transaction, all at the expense of the Corporation.

ARTICLE VII

FAIR PRICE AND SUPER-MAJORITY VOTE

FOR BUSINESS COMBINATIONS

7.01. Vote Required for Certain Business Combinations.

1. Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in Section 7.02 of this Article VII:

(a) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Shareholder (as hereinafter defined) or (ii) any other Corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

(b) any sale, lease, license, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $1 million or more; or

(c) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to an Interested Shareholder or any Affiliate of an Interested Shareholder having an aggregate Fair Market Value of $1 million or more; or

(d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

(e) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

2. Definition of “Business Combination.” The term “Business Combination” as used in this Article VII shall mean any transaction which is referred to in any one or more of clauses (a) through (e) of Paragraph 1 of this Section 7.01 of Article VII.

7.02. When Higher Vote is Not Required. The provisions of Section 7.01 of this Article VII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Incorporation, if all the conditions specified in either of the following Paragraphs 1 or 2 are met:

1. Approval of Disinterested Directors. The Business Combination shall have been approved by a majority of the total number of Disinterested Directors (as hereinafter defined).

2. Price and Procedural Requirements. All of the following conditions shall have been met:

(a) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

(i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder for any shares of the Company’s common stock acquired by it (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; and

(ii) the Fair Market Value per share of the Company’s common stock on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (such latter date is referred to in this Article VII as the “Determination Date”), whichever is higher.

(b) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this clause (b) shall be required to be met with respect to every class of outstanding Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of a particular class of Voting Stock):

(i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder for any shares of such class of Voting Stock acquired by it (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; and

(ii) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

(c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class of Voting Stock. If the Interested Shareholder has paid for the shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

(d) After such Interested Shareholder has become an Interested Shareholder and prior to the Consummation Date: (i) except as approved by a majority of the total number of Disinterested Directors, there shall have been no failure to declare and pay on the regular date therefore any full quarterly dividends (whether or not cumulative) on the outstanding preferred stock of the Corporation; (ii) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the total number of Disinterested

Directors, and (y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure as to increase such annual rate is approved by a majority of the total number of Disinterested Directors; and (iii) such Interested Shareholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder.

(e) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

(g) The holders of all outstanding shares of Voting Stock not beneficially owned by the Interested Shareholder prior to the consummation of any Business Combination shall be entitled to receive in such Business Combination cash or other consideration for their shares of such Voting Stock in compliance with Paragraphs 2(a), (b) and (c) of this Section 7.02 (provided, however, that the failure of any such holders who are exercising their statutory rights to dissent from such Business Combination and receive payment of the fair value of their shares to exchange their shares in such Business Combination shall not be deemed to have prevented the condition set forth in this Paragraph 2(g) from being satisfied.

7.03. Certain Definition For the purpose of this Article VII the following terms shall be deemed to have the meanings specified below:

1. The term “person” shall mean any individual, firm, corporation or other entity.

2. The term “Interested Shareholder” shall mean any person (other than the Corporation or any Subsidiary) who or which:

(a) is the beneficial owner, directly or indirectly, of 5% or more of the voting power of the then outstanding Voting Stock; or

(b) is an Affiliate (as hereinafter defined) of the Corporation and at any time within the two-year period immediately prior to the Consummation Date or the Announcement Date was the beneficial owner, directly or indirectly, of 5% or more of the voting power of the then outstanding Voting Stock; or

(c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the Consummation Date or the Announcement Date in question beneficially owned by any Interested Shareholder if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

3. A person shall be deemed a “beneficial owner” of any Voting Stock:

(a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

(b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or

(c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

4. For the purpose of determining whether a person is an Interested Shareholder pursuant to Paragraph 2 of this Section 7.03 of this Article VII, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph 3 of this Section 7.03 of this Article VII but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

5. The terms “Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, in effect on April 1, 1986.

6. The term “Subsidiary” shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in Paragraph 2 of this Section 7.03 of this Article VII, the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

7. The term “Fair Market Value” shall mean: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc., National Market System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the total number of Disinterested Directors in good faith, in each case with respect to any class of such stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the total number of Disinterested Directors in good faith.

8. In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash to be received” as used in clauses (a) and (b) of Paragraph 2 of Section 7.02 of this Article VII shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

9. The term “Disinterested Director” shall mean any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Shareholder and who was a member of the Board of Directors prior to the Determination Date, and any successor of a Disinterested Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Disinterested Director by a majority of the total number of Disinterested Directors then on the Board of Directors.

10. References to “highest per share price” shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

11. The term “Announcement Date” shall mean the date of the first public announcement by the Company of the proposed Business Combination.

12. The term “Consummation Date” shall mean the date on which the transactions described in any Business Combination are complete.

7.04. Powers of the Board of Directors. A majority of the Board of Directors of the Corporation shall have the power and duty to determine for purpose of this Article VII, on the basis of information known to them after reasonable inquiry, whether a person is an Interested Shareholder. Once the Board of Directors has made a determination, pursuant to the preceding sentence, that a person is an Interested Shareholder, a majority of the total number of Directors of the Corporation who would qualify as Disinterested Directors shall have the power and duty to interpret all of the terms and provisions of this Article VII, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with this Article VII, including, without limitation, (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $1 million or more and (d) whether all of the applicable conditions set forth in Paragraph 2 of Section 7.02 of this Article VII have been met with respect to any Business Combination. Any determination pursuant to this Section 7.04 of this Article VII made in good faith shall be binding and conclusive on all parties.

7.05. No Effect on Fiduciary Obligations of Interested Shareholders. Nothing contained in this Article VII shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

7.06. Amendment, Repeal, Etc. Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of 80% or more of the outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VII of these Articles of Incorporation.

ARTICLE VIII

PREVENTION OF GREENMAIL

8.01. Anti-Greenmail. Any purchase or other acquisition, directly or indirectly, in one or more transactions, by the Corporation or any Subsidiary (as hereinafter defined) of the Corporation of any share of Voting Stock (as hereinafter defined) or any Voting Stock Right (as hereinafter defined) known by the Corporation to be beneficially owned by any Interested Shareholder (as hereinafter defined) who has beneficially owned such security or right for less than two years prior to the date of such purchase shall, except as hereinafter expressly provided. require the affirmative vote of at least 80% of all votes entitled to be cast by the holders of the Voting Stock voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise, but no such affirmative vote shall be required with respect to any purchase or other acquisition by the Corporation or any of its Subsidiaries of Voting Stock or Voting Stock Rights purchased at or below Fair Market Value (as hereinafter defined) and made as part of a tender or exchange offer on the same terms to all holders of such securities and complying with the applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder or in a Public Transaction (as hereinafter defined).

8.02. Definitions. For purposes of this Article VIII:

1. The terms “Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on April 1, 1986.

2. A person shall be a “beneficial owner” of any Voting Stock or Voting Stock Right:

(a) which such person or any of its Affiliates or Associates (as hereinabove defined) beneficially owns, directly or indirectly; or

(b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) any right to vote pursuant to any agreement, arrangement or understanding; or

(c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any security of any class of the Corporation or any of its Subsidiaries.

(d) For the purposes of determining whether a person is an Interested Shareholder, the relevant class of securities outstanding shall be deemed to include all such securities of which such person is deemed to be the “beneficial owner” through application of this subparagraph 3, but shall not include any other securities of such class which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise, but are not yet issued.

3. “Fair Market Value” means, for any share of Voting Stock or any Voting Stock Right, the average of the closing sale prices during the 90-day period immediately preceding the repurchase of such Voting Stock or Voting Stock Right, as the case may be, on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if such Voting Stock or Voting Stock Right, as the case may be, is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such Voting Stock or Voting Stock Right, as the case may be, is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which such Voting Stock or Voting Stock Right, as the case may be, is listed, or if such Voting Stock or Voting Stock Right, as the case may be, is not listed on any such exchange, the average of the closing sale price with respect to a share of such Voting Stock or Voting Stock Right, as the case may be, during the 90-day period immediately preceding the date in question on the National Association of Securities Dealers, Inc., National Market System or any system then in use or, if no such quotations are available, the Fair Market Value on the date in question of a share of such Voting Stock or Voting Stock Right, as the case may be, as determined by the Board of Directors in good faith.

4. “Interested Shareholder” shall mean any person (other than (i) the Corporation, (ii) any of its Subsidiaries, (iii) any benefit plan or trust of or for the benefit of the Corporation or any of its Subsidiaries, or (iv) any trustee, agent or other representative of any of the foregoing) who or which:

(a) is the beneficial owner, directly or indirectly, of more than 5% of any class of Voting Stock (or Voting Stock Rights with respect to more than 5% of any such class); or

(b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of more than 5% of any class of Voting Stock (or Voting Stock Rights with respect to more than 5% of any such class); or

(c) is an assignee of or has otherwise succeeded to any shares of any class of Voting Stock (or Voting Stock Rights with respect to more than 5% of any such class) which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, unless such assignment or succession shall have occurred pursuant to any Public Transaction or a series of transactions including a Public Transaction.

5. A “person” shall mean any individual, firm, corporation or other entity (including a “group” within the meaning of Section 13(d) of the Exchange Act).

6. A “Public Transaction” shall mean any (i) Purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933 or (ii) open market purchases of shares if, in either such case, the price and other terms of sale are not negotiated by the purchaser and seller of the beneficial interest in the shares.

7. The term “Subsidiary” shall mean any Corporation of which at least a majority of the outstanding securities having ordinary voting power to elect a majority of the board of directors of such corporation (whether or not any other class of securities has or might have voting power by reason of the happening of a contingency) is at the time owned or controlled directly or indirectly by the Corporation or one or more Subsidiaries or by the Corporation and one or more Subsidiaries.

8. The term “Voting Stock” shall mean stock of all classes and series of the Corporation entitled to vote generally in the election of directors.

9. The term “Voting Stock Right” shall mean any security convertible into, and any warrant, option or other right of any kind to acquire beneficial ownership of, any Voting Stock, other than securities issued pursuant to any of the Corporation’s employee benefit plans.

8.03. Power of Director. A majority of the Board of Directors shall have the power and duty to determine for the purposes of this Article VIII, on the basis of information known to it after reasonable inquiry, all facts necessary to determine compliance with this Article VIII, including without limitation,

1. whether:

(a) a person is an Interested Shareholder;

(b) any Voting Stock and Voting Stock Right is beneficially owned by any person;

(c) a person is an Affiliate or Aasociate of another;

(d) a transaction is a Public Transaction; and

2. the Fair Market Value of any Voting Stock or Voting Stock Right.

8.04. Amendment, Repeal, Etc. Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of 80% or more of the outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VIII of these Articles of Incorporation.

ARTICLE IX

AMENDMENT

These articles may be amended at a regular meeting of the shareholders or at any special meeting called for that express purpose by the affirmative vote of the holders of the majority of the outstanding capital stock of the Corporation, except for amendments to specific Articles herein which specify a greater percentage.

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

APOGEE ENTERPRISES, INC.

I, William G. Gardner, Secretary of Apogee Enterprises, Inc, a corporation organized and existing under the Business Corporation Act of the State of Minnesota (hereinafter referred to as the “Corporation”), in accordance with the provisions of Section 302A.401 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors” or the “Board”) by the Restated Articles of Incorporation of the corporation, the Board of Directors on October 19, 1990, adopted the following resolution creating a series of two hundred thousand (200,000) preferred shares of par value of $1.00 per share designated as Series A Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Articles of Incorporation of the Corporation, a series of preferred stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the relative rights and preferences of the shares of such series, are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Junior Preferred Stock”) and the number of shares constituting the Series A Junior Preferred Stock shall be two hundred thousand (200,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series A Junior Preferred Stock with respect to dividends, the holders of shares of Series A Junior Preferred Stock, in preference to the holders of Common Stock, par value $.33 1/3 (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Preferred Stock. In the event the Corporation shall at any time after October 19, 1990, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Preferred Stock shall nevertheless be payable, out of funds legally available for such purpose, on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Preferred Stock shall have the following voting rights:

(A) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after October 19, 1990, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designation creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series A Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Preferred Stock, except dividends paid ratably on the Series A Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Articles of Incorporation, or any other certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Preferred Stock shall have received the greater of (i) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Preferred Stock, except distributions made ratably on the Series A Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after October 19, 1990, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Junior Preferred Stock were entitled immediately prior to such event under clause (1)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after October 19, 1990, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Preferred Stock shall not be redeemable.

Section 9. Rank. The Series A Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s preferred stock.

Section 10. Fractional Shares. Series A Junior Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, participate in distributions and to have benefit of all other rights of holders of Series A Junior Preferred Stock.

Section 11. Amendment. The Restated Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or rights of the Series A Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Junior Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on behalf of the Corporation this 31st day of October, 1990.

/s/ William G. Gardner

William G. Gardner Secretary

ARTICLES OF CORRECTION

OF

APOGEE ENTERPRISES, INC.

In order to correct The 1986 Restated Articles of Incorporation of Apogee Enterprises, Inc, as filed with the Minnesota Secretary of State on June 26, 1986, the undersigned hereby makes the following statements:

1.	The name of the person who filed the instrument is Apogee Enterprises, Inc. (the “Corporation”)

2.	The instrument to be corrected is The 1986 Restated Articles of Incorporation of Apogee Enterprises, Inc. (the “Restated Articles”) filed with the Minnesota Secretary of State on June 26, 1986.

3.	The error to be corrected appears in Article IV, Section 4.01 of the Restated Articles, which erroneously omitted a statement of the par value of shares of stock of the Corporation.

4.	The following portion of the Restated Articles is hereby set forth in its corrected form and its entirety as follows:

“4.01. Authorized Shares. The aggregate number of shares of stock which this Corporation shall have the authority to issue is 50,000,000 shares. Unless otherwise established by a resolution of the Board of Directors fixing the rights and preferences of a class or a series of shares, the shares of stock of this Corporation shall have a par value of $.33 1/3 per share.”

Dated: September 29, 1994.

APOGEE ENTERPRISES, INC.

/s/ William G. Gardner

William G. Gardner Treasurer, Chief Financial Officer and Secretary